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Supplement to Statement of Additional Information dated March 1, 2022

January 3, 2023
HARBOR CAPITAL APPRECIATION FUND
We are sad to report that Spiros “Sig” Segalas passed away on January 2, 2023. Mr. Segalas was one of the founders of Jennison Associates LLC, the Fund’s subadviser, and a long-time portfolio manager to Harbor Capital Appreciation Fund (the “Fund”). Effective immediately, all references to Mr. Segalas in this Statement of Additional Information are hereby removed. The Fund continues to be managed using a team approach by the remaining portfolio managers.
We thank Mr. Segalas for his dedicated service to the Fund and its shareholders over the past 32 years.
Investors Should Retain This Supplement For Future Reference
S0123.SAI.HF